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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 23, 2005


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                        001-15081                 94-1234979
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On February 23, 2005, the Company entered into a material definitive agreement, the parties to which and the material terms and conditions of which are set forth in the press release filed herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits:



   Exhibit No.             Description
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      99.1                 Press release dated February 23, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2005

                                                       UNIONBANCAL CORPORATION


                                                       By: /S/ DAVID I. MATSON
                                                          ----------------------
                                                       David I. Matson
                                                       Chief Financial Officer
                                                       (Duly Authorized Officer)

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                                  EXHIBIT INDEX

   Exhibit No.             Description
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      99.1                 Press release dated February 23, 2005.